INTERMEDIATE BOND FUND OF AMERICA

Defining Our Fund

Annual Report for the Year Ended August 31, 1997

[photo: trading room]
[photo: clocks showing international time]

[The American Funds Group(R)]


THE OBJECTIVE OF INTERMEDIATE BOND FUND OF AMERICA(R) is to earn current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The fund invests primarily in a portfolio of bonds with effective maturities of between three and 10 years that are rated in the two highest categories by Moody's (Aaa, Aa) or Standard & Poor's (AAA, AA), or in equivalent unrated securities.

These investments include:

     U.S. GOVERNMENT AND FEDERAL AGENCY SECURITIES
     GNMA CERTIFICATES AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES HIGH-QUALITY CORPORATE OBLIGATIONS

In pursuing its objective, the fund seeks to provide more income than short-term obligations such as Treasury bills, and greater stability than longer term bonds. While short-term investments typically offer greater stability of principal and long-term bonds generally offer higher yields, Intermediate Bond Fund of America seeks to take an attractive middle course between the two.

PICTURED ON THE COVER AND THROUGHOUT THE REPORT: The people behind the scenes - the fixed-income portfolio counselors, analysts and traders of Capital
Research and Management Company.


FELLOW SHAREHOLDERS:

During the fund's 1997 fiscal year, shareholders of Intermediate Bond Fund of America

* Received monthly dividends totaling 85 cents per share. This represented an income return of 6.6% with dividends reinvested, or 6.4% with dividends taken in cash.

*  Saw a modest increase in the value of the fund's holdings.

* Had an annual total return of 7.8% with dividends reinvested. (Total return results are calculated at net asset value.) Total return measures the change in the account value, assuming dividends were reinvested. During the same time frame, the Salomon Brothers Broad Investment-Grade Medium Term Index had a total return of 9.2%. The fund only invests in securities rated "AA" or higher, while the index includes lower rated investment-grade securities.

     These latest results brought the fund's total return since inception in February 1988 to +94.7%, an average compound return of +7.2% a year. This is more than twice the 38.6% increase in the Consumer Price Index during the same period.

     In March, continuing low unemployment rates and increasing business activity led the Federal Reserve to conclude the economy might be growing too quickly - a trend that could ignite inflation. In response, the Federal Reserve increased the federal funds rate - the rate at which banks lend to one another on an overnight basis - from 5.25% to 5.5%. This increase caused longer term interest rates to rise and bond prices, which move inversely to interest rates, to fall. When it became apparent later in the year that the economy was slowing enough to forestall additional increases in short-term rates, bond prices rallied.

     Although this year's market and economic movements were similar to those in 1996, the relationship between economic activity and inflation is without precedent from a longer, historical perspective. The U.S. economy entered its seventh consecutive year of expansion. This expansion fostered an increase in jobs, causing unemployment to drop to its lowest level in almost a quarter of a century while moving capacity utilization to higher levels. All in all, we are in a period of economic growth that has typically generated higher inflation. However, inflation rates have remained fairly stable and, by some measures, prices have actually fallen.

     Many of the reasons behind this trend appear to be centered on increased global competition, which has kept inflationary pressures to a minimum. The U.S. dollar's recent strength, moreover, has kept the costs of imported merchandise from rising too rapidly in the United States. Also, recent deregulation of industries such as telecommunications, utilities and finance has fostered additional competition while technological advances have allowed corporate America to streamline and increase productivity.

     The million-dollar question is, "How long will this period last?" In other words, do these new economic trends mark a permanent or temporary departure from a typical business cycle?

     We remain concerned about how long the "new era" will persist. The law of gravity has not been repealed, nor have the laws of supply and demand. The fund's investment professionals follow a disciplined guideline of investing in securities in the top two credit rating categories with effective maturities no longer than 10 years. During the fund's fiscal year, we kept the fund's average effective maturity at 4.4 years. We believe this shorter maturity will soften any impact rising interest rates could have on the fund while continuing to meet its current income objectives.

     During the fiscal year, we increased the fund's holdings in mortgage-backed securities. Mortgage-backed securities, many of which are guaranteed by the U.S. Treasury or a government agency, have the advantage of being high-quality and extremely liquid. Moreover, they offer higher yields than comparable U.S. Treasury or high-quality fixed-income investments. In part, this higher yield is "compensation" for the uncertain timing of prepayments - when borrowers pay off their mortgages early and the principal payment is "passed through" to investors. If prepayments occur at times other than anticipated, they can have a big impact on the total return during the period that mortgage-backed securities are held.

     Our analysts devote a great deal of research toward anticipating the timing of prepayments on various groups of mortgage pass-throughs. Currently, our mortgage-backed investments focus on investing in pools of "seasoned" mortgages. Since "seasoned" mortgages have been in the market for quite some time, we have a history of their prepayment activity in response to past interest rate changes. This allows us to more accurately anticipate future prepayments and better determine the impact of interest rate changes.

     We look forward to reporting to you again in six months.

Cordially,

[/s/ Paul G. Haaga, Jr.]   [/s/ Abner D. Goldstine]
Paul G. Haaga, Jr.         Abner D. Goldstine
Chairman of the Board      President

October 15, 1997


[Pull Quote]
Intermediate Bond Fund of America's latest results bring its total return since inception in February 1988 to +94.7%...more than twice the 38.6% increase in the Consumer Price Index during the same period.
[End pull quote]


RESULTS:

HOW A $10,000 INVESTMENT IN THE FUND HAS GROWN
[begin chart]

Year         Intermediate Bond       Salomon Brothers Broad          Consumer
Ended        Fund of America         Investment-Grade Medium         Price
August       with dividends          Term Index with interest        Index*
31           reinvested              compounded
2/19/88      $9,525                  $10,000                         $10,000
1988#        9,613                   10,062                          10,259
1989         10,478                  11,233                          10,741
1990         11,152                  12,207                          11,345
1991         12,460                  13,872                          11,776
1992         14,054                  15,675                          12,147
1993         15,452                  17,027                          12,483
1994         15,174                  17,026                          12,845
1995         16,439                  18,732                          13,181
1996         17,199                  19,605                          13,560
1997         18,545                  21,403                          13,862

$21,403 Salomon Brothers Broad Investment-Grade Medium Term Index with interest compounded

$18,545 Intermediate Bond Fund of America with dividends reinvested

$13,862 Consumer Price Index*

#From inception, February 19, 1988, through August 31, 1988.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end chart]


AVERAGE ANNUAL COMPOUND RETURNS /+/

                                         Periods ended
                                     8/31/97         9/30/97

Lifetime (since 2/19/88)              +6.69%          +6.73%
Five Years                            +4.68%          +4.57%
One Year                              +2.71%          +2.43%

/+/ Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

The fund results in the chart on this page reflect payment of the maximum sales charge of 4.75%. Thus, the net amount invested was $9,525 versus $10,000 in the Salomon Brothers Broad Investment-Grade Medium Term Index, which is unmanaged and does not reflect sales charges, commissions or expenses.

THAT INDEX ALSO REPRESENTS A LARGER UNIVERSE OF FIXED-INCOME SECURITIES THAN THAT IN WHICH INTERMEDIATE BOND FUND OF AMERICA INVESTS. THE FUND INVESTS ONLY IN SECURITIES RATED "AA" OR HIGHER, WHILE THE SALOMON INDEX INCLUDES LOWER RATED INVESTMENT-GRADE SECURITIES - THOSE RATED "A" OR "BAA/BBB." SECURITIES IN THESE RATING CATEGORIES TYPICALLY OFFER HIGHER YIELDS THAN THE HIGHER QUALITY SECURITIES IN WHICH THE FUND INVESTS.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 5.55%. The fund's distribution rate as of that date was 5.95%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


DEFINING INTERMEDIATE BOND FUND OF AMERICA

In today's mutual fund market, a fund's name often does not define the fund. However, the name "Intermediate Bond Fund of America" does mean what it says.

INTERMEDIATE

The word "intermediate" means between two extremes - an appropriate way to describe how the fund is managed. The fund's portfolio counselors seek a middle ground - to provide higher income than money market funds, which are managed to maintain a steady net asset value and greater stability than longer-term bonds.

SEEKING THE MIDDLE GROUND:

* Balancing risk with returns. The fund invests in fixed-income securities with maturities of up to 10 years. In a typical bond market environment, these "intermediate" securities provide much of the income of longer term bonds but with somewhat less volatility. This is because in the world of investing, safety has a price. To reap higher returns requires taking on additional risk, in terms of potential market changes. Longer term bonds pay higher yields, but investors are generally subjected to more price volatility. The longer a bond's maturity, the more dramatic its price movements are likely to be in response to interest rate changes.

BOND

The word "bond" is a generic term for all fixed-income securities. The fund invests in a wide variety of fixed-income securities. What sets the fund apart from most of its peers is its disciplined, high-quality approach to fixed-income investing.

THE FUND:

* Investments are limited to government securities and other high-quality corporate fixed-income securities rated in the two highest credit quality categories by Standard & Poor's (AAA, AA) and Moody's (Aaa, Aa) or in equivalent unrated securities. These ratings are generally used to indicate the bond issuer's ability to repay its debt. Falling in line with the "safety has a price" theme, these securities generally offer lower yields than securities with lower credit ratings. However, high-quality securities tend to be less susceptible to price fluctuations and default risk found in lower quality, higher yielding securities.

Not all securities in the top two credit categories are alike. Even these higher rated issues require extensive credit review by Capital Research and Management Company (CRMC), the fund's investment adviser, to assist in ensuring that these securities are not headed for a credit downgrade in the near future.

* Adds value through investing in complex, high-quality pass-through securities, such as mortgage- and asset-backed securities. Pass-through securities help us increase shareholder yield. These securities are pools of debt obligations - such as home mortgages, credit card balances and auto loans
- that are packaged and sold by financial institutions. They are called pass-through securities since the interest and principal payments made by the holders of the individual loans are "passed through" to investors in the security.

Pass-through securities are complex fixed-income instruments. These securities require intensive research to determine the creditworthiness of the individual mortgages. They also require a broad understanding of market and economic conditions - especially in anticipating prepayment activity.

Pass-through securities offer higher yields than comparable fixed-income securities. In part, this higher yield is "compensation" for the uncertain timing of prepayments of the underlying loans. One of the major challenges in managing pass-through securities is anticipating prepayments - when borrowers pay off the underlying loans and the principal is "passed through" to investors in these securities. If prepayments occur at times other than anticipated, they can have a big impact on the total return during the period in which the securities are held.

[photos: trading room]
[photo caption] WHAT SETS US APART [end phoro caption]
[photo caption]INDIVIDUAL SECURITY REVIEW [end photo caption]

[photo: associates in discussion]
[photo caption] EXTENSIVE RESEARCH


[pie chart]
COMMITMENT TO QUALITY
U.S. Govt./Agency   61%
AAA                 26%
AA                   9%
Cash & Equivalents   4%
[end chart]


FUND

Investing in fixed-income securities is a challenging task in today's complicated bond market - especially for individual investors. By pooling shareholder investments, the fund increases a shareholder's buying power and seeks to create value through active management and intensive research.

With nine research offices located on three continents, the investment professionals of CRMC literally work around the clock to search for value in a world of investment opportunities. CRMC research assists the fund's portfolio counselors in making appropriate investment decisions by increasing their awareness of global and domestic trends as well as identifying security and sector opportunities. Because of our intensive research capabilities, the shareholders of Intermediate Bond Fund of America enjoy the benefits of a well-diversified, high-quality fund.

This research can be both broad and specific in focus. Our broad research includes examining economic and financial trends as well as monitoring global and U.S. fiscal and monetary policies. The fund's investment professionals keep a close watch on numerous economic indicators, including inflation, interest rates, industrial output, capital spending, inventory levels, employment rates, personal income and savings, housing starts, auto production and retail sales.

Just as important is our more specific research of bond issuers and individual securities. Before investing in a security, we review the issuer and the structure of the issue. We do not rely solely on the ratings from credit agencies, such as Moody's and Standard & Poor's, but make our own judgment about the overall credit risk of a security. All in all, we ask the hard questions we believe our shareholders would want answered before investing in a security.

WITH THIS FUND, SHAREHOLDERS HAVE:

* The ability to diversify their investments in more fixed-income securities than they might have been able to afford on their own.

* Access to fixed-income securities not available to or easily analyzed by individual investors.

* The benefits of an intensive and extensive research effort that allows them to invest in complex fixed-income instruments such as mortgage-backed securities.

OF AMERICA

The fund's focus is currently on investing in a wide variety of U.S. government and agency securities. In fact, a substantial portion of the fund's total holdings is in U.S. government-guaranteed securities. These securities assist the fund in maintaining its liquidity and high credit quality.

THE FUND INVESTS IN:

*  U.S. Treasury obligations.

* Federal agency securities, such as those issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

* High-quality (AAA- or AA-rated) U.S. corporate securities and mortgage obligations.

*  High-quality mortgage obligations and asset-backed securities.

The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States. However, these securities must be U.S. dollar-denominated and meet stringent liquidity, maturity and credit quality considerations.

WHAT'S IN A NAME

It takes more than words to define what Intermediate Bond Fund of America does. It takes action. Over the years, the fund has become an important investment tool for investors with widely varied and unique investment needs.

HOW SHAREHOLDERS USE THE FUND:

* A liquid, short- or intermediate-term investment for those investors searching for higher yields than those typically offered by money market funds. These investors are willing to accept more volatility than money market funds.

* A way to ease in and out of other American Funds through cross-reinvestment. Shareholders in any American Fund may cross-reinvest dividends (or, in the case of funds invested in stocks, dividends and capital gain distributions) from one fund into another at no charge if they have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

* A good intermediate "holding" position for large pools of cash, such as inheritances, court settlements, etc.

* An asset-building tool to meet future needs, such as building a new home, expanding a business or covering the costs of a child's college education. Many endowment funds and nonprofit institutions find the fund attractive, using the proceeds from the fund to help finance building and other large expenses.

* A good first step out of "guaranteed" investments, such as CDs, and into mutual funds. This fund has generated relatively low volatility due to its high quality and shorter maturity and generally offers a yield higher than a CD, which guarantees a rate of interest and the return of your principal.

* An asset-allocation tool to diversify both stock and bond portfolios. The fund can help investors temper the volatility of their stock portfolios, since the stock and bond markets often move in different rhythms. For bond portfolios, debt securities with various maturities react differently to changes in market conditions. By investing in bond funds with varying maturities, investors can generally lessen the impact of market fluctuations on their portfolios.

Over the years, we realize our shareholders' investment needs and financial situations change - making it important to readjust their portfolios. This list shows Intermediate Bond Fund of America can fulfill a number of investment needs, allowing it to change with the needs of the investor.

[photos: associates in discussion]
[photo caption] CREATING VALUE [end photo caption]
[photo caption] RESEARCH [end photo caption]
[photo caption] ATTENTION TO DETAIL [end photo caption]

[pie chart]
SECTOR DIVERSITY
Federal Agency Mortgage-Backed               34%
Other Mortgage-Backed                        12%
U.S. Govt./Agency (Non-Mortgage)             27%
Asset-Backed                                 15%
Corporate Bonds                               6%
Non-U.S. Govt. Bonds/Development Agencies*    2%
Cash & Equivalents                            4%

*All non-U.S. bonds in the fund's portfolio as well as those issued by development authorities such as the World Bank are denominated in U.S. dollars and conform to U.S. securities market regulations.
[end chart]


Intermediate Bond Fund of America
Investment Portfolio August 31, 1997
Federal Agency Obligations--Non-Mortgage                             4.87%
Corporate Bonds                                                      6.18%
Non-U.S. Government Bonds                                            2.15%
Cash & Equivalents                                                   3.78%
Privately Originated Mortgage Obligations                           11.45%
Asset-Backed Obligations                                            15.16%
Federal Agency Mortgage Obligations                                 34.41%
U.S. Treasury Securities                                            22.00%


Bonds & Notes                                                    Principal      Market    Percent
                                                                   Amount         Value    of Net
Industrial & Service -  0.78%

BP America Inc. 10.00% 2018(1998)(1)                               $2,600        $2,788        .21 %
Taiwan Semiconductor Manufacturing Company Ltd., 0% 2002(2)         7,140         7,604        .57
                                                                          ------------------------
                                                                                 10,392        .78
                                                                          ------------------------
Transportation - 0.75%

Airplanes Pass Through Trust, pass-through certificates,Series 1,
 Class A-3, 6.12% 2015 (2001)(1),(3),(4)                           10,000        10,009        .75
                                                                          ------------------------


Utilities -  0.79%

Big Rivers Electric Corp. 9.50% 2017 (1998)(1)                     10,000        10,621        .79
                                                                          ------------------------


Financial Services -  3.86%

AB Svensk Exportkredit (Swedish Export Credit
 Corp.) Debentures 9.875% 2038 (1998)(1)                            4,000         4,265        .32
Barclays North American Capital Corp. 9.75% 2021 (2001)(1)          7,230         8,088        .60
Beverly Finance Corp. 8.36% 2004(2)                                10,000        10,502        .79
Corporate Property Investors:
 9.00% 2002(2)                                                      9,500        10,199
 7.75% 2004(2)                                                      2,000         2,076        .92
General Electric Capital Corp. 8.375% 2001                          1,500         1,587        .12
Town & Country Funding Corp. 5.85% 2000 (1998)(1)                  15,000        14,891       1.11
                                                                          ------------------------
                                                                                 51,608       3.86
                                                                          ------------------------

Collateralized Mortgage Obligations
 (Privately Originated)(4) -  11.45%

Chase Commercial Mortgage Securities Corp.:
 Series 1997-1, Class A1, 7.27%  2004                               4,949         5,062
 Series 1996-1, Class A1, 7.60% 2005                                1,944         2,018        .53
Chase Manhattan Bank, NA,
 Series 1993-I, Class 2A-5, 7.25% 2024                              7,500         7,505        .56
CS First Boston Mortgage Securities Corp., Series 1995-AEW1:
 Class A-1, 6.665% 2027                                               660           658
 Class B, 7.182% 2027(3)                                            7,200         7,260        .59
DLJ Mortgage Acceptance Corp.,
 Series 1997-CF1, Class A-1A, 7.40% 2006                            6,901         7,116        .53
GMAC Commercial Mortgage Securities Inc.,
 Series 1996-C1,Class A2A, 6.79% 2028                              17,204        17,297       1.29
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
 certificates:
  Series 1995-C1, Class A-2, 7.403% 2010(3)                        18,155        18,618
  Series 1997-C4, Class A-1, 6.939% 2028                            1,872         1,887       1.53
Merrill Lynch Mortgage Investors Inc.:
 Series 1992B, Class A-3, 8.30% 2012                                9,664         9,797
 Series 1995-C2, Class A-1, 7.434% 2021(3)                          7,148         7,263
 Series 1995-C3, Class A-2, 6.848% 2025(3)                          5,000         4,992
 Series 1997-C1, Class A-1, 6.95% 2029                             13,916        14,128       2.71
Morgan Stanley Capital I Inc.:
 Series 1995-GA1, Class A1, 7.00% 2002(2)                           5,734         5,786
 Series 1997-HF1, Class A2, 7.27% 2007(2)                           8,000         8,186
 Series 1997-WF1, Class A1, 6.83% 2029 (2006)(1,2)                  8,968         9,039       1.72
Paine Webber CMO, Series O, Class 5, 9.50% 2019                     5,000         5,395        .40
Prudential Home Mortgage Securities Co., Inc.:
 Series 1992-37, Class A-6, 7.00% 2022                              3,913         3,905
 Series 1992-33, Class A-12, 7.50% 2022                               750           749        .35
Structured Asset Securities Corp.,
 Series 1996-CFL, Class A1-C, 5.944% 2028                           4,900         4,872        .37
Westam Mortgage, Class 4-H, 8.95% 2018                             11,000        11,622        .87
                                                                          ------------------------
                                                                                153,155      11.45
                                                                          ------------------------

Asset-Backed Obligations(4) -  15.16%

AAMES Mortgage Trust, Series 1996-D, Class A1C, 6.52% 2020          4,500         4,489        .34
Asset Backed Securities  Investment Trust,
 Series 1997-D, 6.79% 2003(2)                                      20,000        20,018       1.50
Bear Asset Trust,
 Series 1997-2, Class A,  6.686% 2006(2)                           10,000        10,003        .75
Blackrock  Capital Finance LP,
 Series 1996-C2, Class A,  7.584% 2026(2)                             569           571        .04
Case Equipment Loan Trust 1995-A,  7.30% 2002                       2,906         2,936        .22
Chemical Financial Acceptance Corp., Series 1989-A, Class A,
 9.25% 1998                                                         7,353         7,456        .56
ContiMortgage Home Equity Loan Trust, Series 1996-4,
 Class A-4, 6.37% 2011                                              2,000         1,994        .15
Equicredit Funding Trust, Series 1996-A, Class A2, 6.95% 2012       5,500         5,553        .41
First Plus Home Loan Owner Trust:
 Series 1997-1, Class A-1, 6.05% 2004                                 768           767
 Series 1997-1, Class A-2, 6.28% 2006                               1,450         1,447
 Series 1996-4, Class A-3, 6.28% 2009                               5,000         4,975
 Series 1997-1, Class A-3, 6.45% 2009                               4,900         4,887
 Series 1996-3, Class A-6, 7.60% 2014                              13,000        13,291
 Series 1997-1, Class A-6, 6.95% 2015                               9,000         8,972       2.57
Ford Motor Credit Co. 1994-A, 6.35% 1999                              319           319        .02
GCC Home Equity Trust, asset-backed certificates,
 Series 1990-1, Class A, 10.00% 2005                                2,203         2,251        .17
Green Tree Financial Corp., pass-through certificates:
 Series 1993-3, Class A5, 5.75% 2018                               10,000         9,803
 Series 1997-A,  Class A1, 6.30% 2023                               1,779         1,782
 Series 1995-1, Class A3, 7.95% 2025                                3,356         3,376
 Series 1995-9, Class A4, 6.45% 2027                                4,250         4,247
 Series 1997-D,  Class A3, 6.77% 2027                               5,000         5,009
 Series 1996-8, Class A4, 7.00% 2027                                5,000         5,081
 Series 1996-10, Class A4, 6.42% 2028                               3,500         3,475
 Series 1996-10, Class A5, 6.83% 2028                              14,000        13,947       3.49
Green Tree Home Improvement Loan Trust:
 Series 1996-C, Class HIA1, 6.45% 2021                                967           969
 Series 1997-D,  Class HIL, 6.14% 2023                              5,000         4,997
 Series 1997-C,  Class HIA-2, 6.46% 2028                            1,750         1,749        .58
IMC Home Equity Loan Trust, Series 1996-4, Class A1, 6.59% 2011     2,115         2,112        .16
Iroquois Trust, Series 1997-2,  Class A, 6.752% 2007                5,000         4,982        .37
The Money Store Home Equity Trust:
 Series 1996-B, Class A14, 7.35% 2012                               5,000         5,093
 Series 1996-B, Class A5, 7.18% 2014                                5,000         5,056
 Series 1996-C, Class A3, 7.07% 2016                                6,705         6,778       1.26
Standard Credit Card Master Trust I, credit card
participation certificates:
 Series 1991-3, Class A, 8.875% 1999 (1998)(1)                      9,050         9,262
 Series 1991-6, Class A,  7.875% 2000 (1998)(1)                    21,250        21,682       2.31
Structured Assets Notes Transactions, LTD,
 Series 1996-A, Class A1, 7.156% 2003(2)                            3,510         3,499        .26
                                                                          ------------------------
                                                                                202,828      15.16
                                                                          ------------------------

Governments (Excluding U.S. Government) &
Government Authorities -  2.15%

British Columbia Hydro & Power Authority 12.50% 2013 (1998)(1)      2,000         2,197        .16
Finland (Republic of) Debentures 9.625% 2028 (1998)(1)             10,639        11,276        .84
Ontario (Province of):
 7.75% 2002                                                         8,000         8,400
 11.50% 2013 (1998)(1)                                              3,000         3,207        .87
Victoria (Territory of) Public Authorities Finance Agency
 8.45% 2001                                                         3,500         3,744        .28
                                                                          ------------------------
                                                                                 28,824       2.15
                                                                          ------------------------

Federal Agency Mortgage Pass-Through Obligations(4) -  28.77%

Federal Home Loan Mortgage Corp.:
 8.00% 2003-2017                                                    5,761         5,982
 8.50% 2008-2021                                                    7,132         7,451
 8.75% 2008-2009                                                    1,040         1,081
 9.50% 2010-2013                                                    2,070         2,195
 10.00% 2004-2019                                                  18,683        20,440
 11.00% 2018                                                           48            54
 12.00% 2013                                                          190           215
 12.50% 2013-2015                                                   1,553         1,813
 12.75% 2019                                                           63            73       2.94
Federal National Mortgage Assn.:
 6.720% 2033(3)                                                    15,543        15,383
 7.00% 2008-2027                                                   22,418        22,345
 7.50% 2009-2027                                                   32,615        33,131
 8.00% 2002-2005                                                    1,741         1,771
 8.307% 2002(3)                                                     8,987         9,289
 8.50% 2008-2023                                                   11,458        12,039
 9.00% 2001-2022                                                   12,940        13,810
 9.50% 2009-2022                                                   10,338        11,056
 10.00% 2017-2025                                                  22,050        24,404
 10.50% 2004-2020                                                   1,776         1,963
 11.00% 2000-2020                                                   3,209         3,587
 12.25% 2013                                                           19            20      11.12
Government National Mortgage Assn.:
 5.00% 2026-2027(3)                                                12,902        12,888
 6.00% 2025-2026(3)                                                 4,900         4,924
 6.50% 2024(3)                                                      1,011           982
 6.875% 2021-2023(3)                                               13,426        13,772
 7.00% 2007-2024(3)                                                21,356        21,763
 7.125% 2021-2024(3)                                               40,095        41,286
 7.375% 2016-2024(3)                                               18,415        18,941
 8.00% 2023                                                         1,113         1,160
 8.50% 2007-2023                                                   19,866        21,027
 9.00% 2008-2026                                                   21,769        23,226
 9.50% 2009-2021                                                   22,829        24,772
 9.75% 1999                                                            53            54
 10.00% 2019                                                        9,393        10,479
 10.25% 2012                                                          262           284
 10.50% 2019                                                          125           141
 11.00% 2010-2019                                                     360           413
 11.50% 2010-2013                                                     166           192
 12.50% 2010-2014                                                     427           506      14.71
                                                                          ------------------------
                                                                                384,912      28.77
                                                                          ------------------------

Federal Agency Collateralized Mortgage Obligations(4) - 5.64%

Federal Home Loan Mortgage Corp.:
 Series 1539, Class PL, 6.50% 2008                                  2,000         1,972
 Class B-3, 12.50% 2013                                               131           144
 Series 76, Class F, 9.125% 2020                                    2,279         2,358
 Series 1567, Class A, 6.0875% 2023(3)                              2,279         2,115        .49
Federal National Mortgage Assn.:
 Series 91-50, Class H, 7.75% 2006                                 15,131        15,542
 Series 91-146, Class Z, 8.00% 2006                                 3,981         4,069
 Trust D2, 11.00% 2009                                              3,546         3,954
 Series 97-41, Class B, 7.25% 2014                                  7,967         8,032
 Series 88-16, Class B, 9.50% 2018                                    655           708
 Series 90-93, Class G, 5.50% 2020                                  3,658         3,433
 Series 91-78, Class PK, 8.50% 2020                                10,000        10,338
 Series 90-21, Class Z, 9.00% 2020                                 21,667        22,852       5.15
                                                                          ------------------------
                                                                                 75,517       5.64
                                                                          ------------------------

Federal Agency Obligations--Non-Mortgage -  4.87%

Federal Home Loan Bank Notes:
 6.38% 2003                                                         4,000         3,910
 6.16% 2004                                                        15,000        14,475
 6.27% 2004                                                         3,000         2,914       1.59
Federal Home Loan Mortgage Notes:
 5.78% 2003                                                         2,000         1,913
 6.30% 2003                                                         9,300         9,071
 6.39% 2003                                                         2,000         1,958
 6.50% 2003                                                         2,000         1,966
 6.61% 2003                                                        16,650        16,431
 6.19% 2004                                                        10,000         9,645       3.06
Federal National Mortgage Assn. Medium-Term Notes,
 6.14% 2004                                                         3,000         2,888        .22
                                                                          ------------------------
                                                                                 65,171       4.87
                                                                          ------------------------


U.S. Treasury Obligations -  22.00%

9.25% August 1998                                                  22,250        22,952       1.72
5.125% November 1998                                               17,500        17,350       1.30
9.125% May 1999                                                    13,250        13,919       1.04
6.75% June 1999                                                    34,500        34,958       2.61
6.875% July 1999                                                    5,750         5,843        .44
5.875% November 1999                                               17,000        16,950       1.27
7.75% November 1999                                                 2,250         2,330        .17
7.125% February 2000                                                6,750         6,912        .52
8.00% May 2001                                                      8,000         8,476        .63
13.375% August 2001                                                16,750        20,888       1.56
10.75% February 2003                                                5,000         6,018        .45
10.75% May 2003                                                    21,750        26,334       1.97
11.125% August 2003                                                12,500        15,451       1.15
7.25% May 2004                                                     42,073        44,183       3.30
7.25% August 2004                                                   5,750         6,041        .45
11.625% November 2004                                              23,250        30,207       2.26
6.50% May 2005                                                      1,500         1,512        .11
6.125% August 2007                                                  8,040         7,913        .59
10.375% November 2009                                               5,000         6,107        .46
                                                                          ------------------------
                                                                                294,344      22.00
                                                                          ------------------------
TOTAL BONDS & NOTES (cost: $1,281,297,000)                                    1,287,381      96.22
                                                                          ------------------------


Short-Term Securities

Commercial Paper -  5.84%

E. I. du Pont de Nemours and Co. 5.49% due 09/18/97                15,000        14,959       1.12
General Electric Capital Corp. 5.62% due 09/02/97                  25,000        24,992       1.87
H.J. Heinz Co. 5.51% due 10/03/97                                  13,400        13,332       1.00
Pepsico Inc. 5.50% due 10/01/97                                    15,000        14,929       1.11
Procter & Gamble Co. 5.46% due 09/10/97                            10,000         9,985        .74
                                                                          ------------------------
TOTAL SHORT-TERM SECURITIES (cost: $78,197,000)                                  78,197       5.84
                                                                          ------------------------
TOTAL INVESTMENT SECURITIES (cost: $1,359,494,000)                            1,365,578     102.06

Excess of payables over cash and receivables                                     27,543       2.06
                                                                          ------------------------
Net Assets                                                                   $1,338,035     100.00 %
                                                                              =========    ======


(1) Valued in the market on the basis of its effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Effective maturity date is shown in parentheses.

(2) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

(3) Coupon rate may change periodically.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturity is shorter than the stated maturity.




See Notes to Financial Statements

Intermediate Bond Fund of America
Financial Statements
----------------------------------------                       ------------ -----------
Statement of Assets and Liabilities
at August 31, 1997                                              (dollars in  thousands)
----------------------------------------                       ------------ -----------
Assets:
Investment securities at market
 (cost:  $1,359,494)                                                         $1,365,578
Cash                                                                                314
Receivables for-
 Sales of investments                                               $ 5,880
 Sales of fund's shares                                               3,678
 Accrued interest                                                    13,801      23,359
                                                               ------------ -----------
                                                                              1,389,251
Liabilities:
Payables for-
 Purchases of investments                                            44,366
 Repurchases of fund's shares                                         3,323
 Dividends payable                                                    2,316
 Management services                                                    449
 Accrued expenses                                                       762      51,216
                                                               ------------ -----------
Net Assets at August 31, 1997 -
Equivalent to $13.42 per share on 99,728,961 shares
 of beneficial interest issued and outstanding;
 unlimited shares authorized                                                 $1,338,035
                                                                              =========

Statement of Operations
for the year ended August 31, 1997                              (dollars in  thousands)
                                                               ------------ -----------
Investment Income:
Income:
 Interest                                                                      $ 99,967

Expenses:
 Management services fee                                              5,535
 Distribution expenses                                                4,146
 Transfer agent fee                                                     975
 Reports to shareholders                                                132
 Registration statement and prospectus                                  124
 Postage, stationery and supplies                                       237
 Trustees' fees                                                          29
 Auditing and legal fees                                                 42
 Custodian fee                                                           57
 Taxes other than federal income tax                                     22
 Other expenses                                                          24      11,323
                                                               ------------ -----------
Net investment income                                                            88,644
                                                                            -----------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                                (9,914)
Net unrealized (depreciation) appreciation  on investments:
 Beginning of year                                                  (19,744)
 End of year                                                          6,084
                                                               ------------
  Net unrealized appreciation on investments                                     25,828
                                                                            -----------
 Net realized loss and unrealized appreciation
  on investments                                                                 15,914
                                                                            ------------
Net Increase in Net Assets Resulting
 from Operations                                                               $104,558
                                                                              =========

Statement of Changes in Net
 Assets                                                         (dollars in  thousands)
----------------------------------------                   ----------------------------
                                                                 Year ended   August 31
                                                                 August 31,
                                                                       1997        1996
Operations:                                                ----------------- ----------
Net investment income                                            $   88,644  $   98,319
Net realized loss on investments                                     (9,914)     (2,986)
Net change in unrealized appreciation (depreciation)
 on investments                                                      25,828     (28,130)
                                                           ----------------------------
 Net increase in net assets
  resulting from operations                                         104,558      67,203
                                                           ----------------------------


 Dividends Paid From Net Investment Income                          (87,766)    (97,453)
                                                           ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 45,770,888 and 54,126,644 shares, respectively                     612,621     732,449
Proceeds from shares issued in
 reinvestment of net investment income
 dividends:
 4,954,744 and 5,424,112 shares, respectively                        66,280      73,190
Cost of shares repurchased:
 58,792,101 and 62,787,538
 shares, respectively                                              (786,616)   (847,614)
                                                           ----------------------------
 Net decrease in net assets resulting
  from capital share transactions                                  (107,715)    (41,975)
                                                           ----------------------------
Total Decrease in Net Assets                                        (90,923)    (72,225)

Net Assets:
Beginning of year                                                 1,428,958   1,501,183
                                                           ----------------------------
End of year (including undistributed
 net investment income of $4,237 and
 $3,359, respectively)                                           $1,338,035  $1,428,958
                                                              ============= ============


See Notes to Financial Statements

INTERMEDIATE BOND FUND OF AMERICA

Notes to Financial Statements

1. Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with more than 60 days remaining to maturity are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,084,000, of which $15,133,000 related to appreciated securities and $9,049,000 related to depreciated securities. During the year ended August 31, 1997, the fund realized, on a tax basis, a net capital loss of $9,914,000 on security transactions. The fund had available at August 31, 1997 a net capital loss carryforward of $85,565,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,359,494,000 at August 31, 1997.

3. The fee of $5,535,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $4,146,000. As of August 31, 1997, accrued and unpaid distribution expenses were $667,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $975,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,333,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $60,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated net realized loss on investments was $92,727,000 and paid-in capital was $1,420,441,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $550,661,000 and $676,185,000, respectively, during the year ended August 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $57,000 includes $44,000 that was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
----------------------------------------------------------------------------------------
                                             Year      ended     August      31
                                       -------------------------------------------------
                                             1997        1996       1995    1994    1993
                                       -------------------------------------------------
Net Asset Value, Beginning
 of Year                                $    13.26 $   13.52  $   13.38  $14.64  $14.28
                                       -------------------------------------------------

Income from Investment
 Operations:
  Net investment income                       .86        .88        .93     .95    1.00
  Net realized and unrealized
   gain (loss) on investments                 .15       (.27)       .13   (1.20)    .37
   Total from investment               -------------------------------------------------
    operations                               1.01        .61       1.06    (.25)   1.37
                                       -------------------------------------------------
Less Distributions:
 Dividends from net investment
  income                                     (.85)      (.87)      (.92)   (.94)  (1.01)
 Distributions from net realized
  gains                                                                    (.07)
                                       -------------------------------------------------
   Total distributions                       (.85)      (.87)      (.92)  (1.01)  (1.01)
                                       -------------------------------------------------
Net Asset Value, End of Year            $    13.42 $   13.26  $   13.52  $13.38  $14.64
                                       =================================================
Total Return/1/                             7.83%       4.63%      8.33% (1.80%)   9.95%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                $1,338     $1,429     $1,501  $1,626  $1,686
 Ratio of expenses to average
  net assets                                 .82%        .80%       .78%    .83%    .82%
 Ratio of net income to
  average net assets                        6.40%       6.53%      6.96%   6.79%   7.00%
 Portfolio turnover rate                   41.55%     48.25 %    71.91 % 52.94 % 42.59 %


/1/Calculated without deducting a sales
charge.  The maximum sales charge is
 4.75% of the fund's offering price.


Independent Auditors' Report
To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

     We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "fund"), including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

Los Angeles, California
September 25, 1997


Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 34% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the FISCAL YEAR and not a CALENDAR YEAR, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1998 to determine the CALENDAR YEAR amounts to be included on their respective 1997 tax returns. Shareholders should consult their tax advisers.


SHAREHOLDER SERVICES

The American Funds Group(R)

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment. Sales charges are reduced on a sliding scale as the value of your investments increases.

You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* (If, over the 13 months, you don't invest the intended amount, you will pay the sales charge applicable to the amount invested.) Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your children under the age of 21 have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

INVESTING WITH STYLE

Our many free services are designed to help you meet your needs quickly, effortlessly and efficiently.

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINESM

Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request a prospectus (Web site only), duplicate statements and order checks (phone only). All on your timetable. Just call 800/325-3590 or visit our Web site at www.americanfunds.com.

AMERICAN FUNDSLINKSM

Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS

You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS

Use your dividend and capital gain distributions to meet your changing needs. You may:

*  Automatically reinvest distributions back into the fund at no sales charge.

* Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)

*  Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES

When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. An exchange generally constitutes a sale and purchase for tax purposes. Please read the prospectus before you exchange shares.

OTHER SERVICES

Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements to reduce paperwork if you have multiple accounts and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.

[sidebar]
YOUR FINANCIAL ADVISER WILL BE HAPPY TO EXPLAIN THESE SERVICES IN GREATER DETAIL. OR, TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE AT AMERICAN FUNDS, CALL TOLL-FREE (8 A.M. TO 8 P.M. ET) FROM ANYWHERE IN THE U.S.: 800/421-0180. VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

[map of the United States broken out into regions]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205

WEST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

EAST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
[end sidebar]


*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges unless the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds.

FOR MORE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR AMERICAN FUNDS SERVICE COMPANY AND READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.


BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President, Southern California
Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI, Long Beach, California
Retired; former Chairman of the Board, BW/IP International, Inc.
(industrial manufacturing)


OTHER OFFICERS

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

Printed on recycled paper
Litho in USA SG/GRS/3210
Lit. No. IBFA-011-1097

[The American Funds Group(R)]

Intermediate Bond Fund of America is one of the 28 funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.